Exhibit 10.7.3

Execution Version

AMENDMENT NO. 3 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 3 TO TERM LOAN AGREEMENT, dated as of March 3, 2021 (this “Amendment”) among CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), ACCESS DIGITAL MEDIA, INC., a Delaware corporation (“Access”), ACCESS DIGITAL CINEMA PHASE 2, CORP., a Delaware corporation (“Access Phase 2”), CHRISTIE/AIX, INC., a Delaware corporation (“Christie”), CINEDIGM DIGITAL FUNDING I, LLC, a Delaware limited liability company (“CDF1”, and together with Christie, Access and Access Phase 2, the “Guarantors”, and each, a “Guarantor”; the Borrower and each Guarantor, collectively, the “Loan Parties” and individually, a “Loan Party”), the Lenders, and PROSPECT CAPITAL CORPORATION, a Maryland corporation (“Prospect”), as Administrative Agent and Collateral Agent. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement (as defined below).

WHEREAS, the Borrower, the Guarantors, the Lenders (including Prospect), and Prospect as Administrative Agent and as Collateral Agent, entered into the Term Loan Agreement dated as of February 28, 2013 (as amended by the Amendment No. 1 to Term Loan Agreement dated as of August 12, 2013 and the Omnibus Joinder, Amendment No. 2 to Term Loan Agreement and Amendment No. 1 to Guaranty, Pledge and Security Agreement dated as of July 12, 2017, and as further amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”) and have agreed that the Loan Agreement shall be amended as set forth herein, subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1 Amendments to Loan Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof, and in reliance upon the representations and warranties made by the Loan Parties in Section 3 hereof, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

“‘Maturity Date’ means March 31, 2022.”

SECTION 2 No Other Modification. The amendment set forth in Section 1 is effective only for the express purposes set forth herein, shall be limited precisely as written, and except as expressly set forth herein, shall not (a) constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Loan Agreement or any other Loan Documents or (ii) an agreement by any Agent or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Loan Agreement or any other Loan Document or any rights or remedies arising in favor of any Agent or any Lender under or with respect to any such documents, (b) operate as a waiver of any right, power or remedy, or prejudice any right, power or remedy which either Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, as the same may be amended, restated, supplemented, or otherwise modified from time to time or (c) serve to effect a novation of the Obligations. Except as expressly set forth herein, the Loan Agreement and each other Loan Document shall remain in full force and effect and each is hereby confirmed and ratified in all respects, including, without limitation, with respect to any security interest or Lien granted to the Collateral Agent pursuant to the terms of the Loan Documents. Each Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of such Guarantor to the amendment set forth in Section 1 is not required for such effectiveness by the terms of the Loan Agreement or any other Loan Document, and (b) except as expressly set forth in the Loan Documents, nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor as a condition to the effectiveness to any future waivers, consents or amendments to the Loan Agreement.

SECTION 3 Representations and Warranties. Each of the Loan Parties represents and warrants to each Lender and the Agents that, as of the date, and upon the effectiveness, of this Amendment: (a) both immediately before and after giving effect to the amendment set forth in Section 1 of this Amendment, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the other Loan Documents; (b) each Loan Party has the requisite power and authority to enter into, deliver and perform its obligations under this Amendment and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment; (c) this Amendment has been duly executed and delivered on behalf of each Loan Party; (d) this Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (e) the execution, delivery and performance by each Loan Party of this Amendment does not and will not (i) conflict with, contravene or violate any provision of any Applicable Law or (ii) conflict with, result in a breach of or constitute a default under the Constituent Documents or any Permit of any Loan Party, other than in the case of Permits breaches or defaults that would not, in the aggregate, have a Material Adverse Effect; (f) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect and are not subject to suspension, revocation or termination) is required for the execution, delivery and performance by each Loan Party of this Amendment; and (g) the representations and warranties of the Loan Parties set forth in the Loan Agreement and each other Loan Document (i) that are qualified as to materiality or Material Adverse Effect are true and correct in all respects on and as of the date hereof, and (ii) that are not qualified as to materiality or Material Adverse Effect are true and correct in all material respects on and as of the date hereof, in each case, except to the extent that any such representation or warranty is expressly stated to have been made as of an earlier date, in which case, such representation or warranty shall be true and correct in all respects or in all material respects, as applicable, as of such earlier date.

SECTION 4 Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent, in a manner satisfactory to the Administrative Agent (such date, the “Effective Date”):

(a) Execution. The Administrative Agent shall have received counterparts of this Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent, and the Lenders in accordance with Section 11.10 of the Loan Agreement;

(b) Acknowledgement. The Administrative Agent shall have received the attached “Acknowledgement of the Parent” duly executed by Parent in accordance with Section 11.10 of the Loan Agreement;

(c) Representations and Warranties. The representations and warranties contained in this Amendment, in the Loan Agreement and in the other Loan Documents, applicable to each Loan Party, shall be true and correct on and as of the Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which event they shall be true and correct on and as of such earlier date);

(d) No Default. No Default or Event of Default shall have occurred and be continuing;

(e) Legal Opinions. The Administrative Agent shall have received an executed legal opinion of counsel to the Loan Parties and the Parent, which legal opinion shall be addressed to the Administrative Agent and the Lenders and shall be in form and substance satisfactory to the Administrative Agent and its legal counsel;

(f) Secretary’s Certificates. The Administrative Agent shall have received a certificate for each of the Loan Parties, dated the Effective Date, duly executed and delivered by the secretary or assistant secretary, other Authorized Officer, managing member or general partner of such Loan Party, as applicable, as to:

(i) (A) such Person’s Constituent Documents, as amended, modified or supplemented as of Effective Date, certified by the appropriate officer or official body of the jurisdiction of organization of such Person or (B) no changes to such Person’s Constituent Documents delivered to the Administrative Agent on the Closing Date (or the date of the most recent certificate of the secretary, assistant secretary, managing member or general partner, as applicable, of such Person delivered pursuant to Section 7.01(e) of the Loan Agreement);

(ii) resolutions of each such Person’s Board then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of this Amendment and the Loan Documents applicable to such Person and the execution, delivery and performance of this Amendment and each other Loan Document, in each case to be executed by such Person; and

(iii) (A) the incumbency and specimen signatures of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to this Amendment and each Loan Document to be executed by such Person, and a list of all officers and directors of such Person or (B) no changes to the incumbency of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to this Amendment and each Loan Document, or the list of all officers and directors of such Person delivered to the Administrative Agent on the Closing Date (or the date of the most recent certificate of the secretary, assistant secretary, managing member or general partner, as applicable, of such Person delivered pursuant to Section 7.01(e) of the Loan Agreement).

Each such certificate shall provide that each Secured Party may conclusively rely thereon until such Secured Party shall have received a further certificate of the secretary, assistant secretary, managing member or general partner, as applicable, of such Person canceling or amending the prior certificate of such Person as provided in Section 7.01(e) of the Loan Agreement;

(g) Officer’s Certificate. The Administrative Agent shall have received an original of a certificate of Authorized Officers of the Parent and the Borrower, dated the Effective Date, in form and substance satisfactory to the Administrative Agent and its legal counsel, certifying as to such items as reasonably requested by the Administrative Agent, including, without limitation, the following:

(i) that both before and after giving effect to this Amendment on the Effective Date, no Default or Event of Default has occurred and no default or event of default under any Material Contract of the Loan Parties has occurred;

(ii) the representations and warranties contained in this Amendment, in the Loan Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and

(iii) that all the conditions listed in this Section 4 have been fully satisfied or, if applicable, waived in writing by the Administrative Agent;

(h) Good Standing Certificates. The Administrative Agent shall have received certificates of good standing with respect to each Loan Party, each dated as of a date no more than thirty (30) days prior to the Effective Date, such certificates to be issued by the appropriate officer or official body of the jurisdiction of organization of such Loan Party;

(i) Solvency. The Administrative Agent shall be satisfied, based on financial statements (actual and pro forma), projections and other evidence provided by the Parent and the Borrower, that the Borrower and each of the other Loan Parties and their Subsidiaries are and, after the Effective Date, will be, Solvent, and the Administrative Agent shall have received a Solvency Certificate duly executed by the chief financial officer of the Borrower confirming the Solvency of the Borrower and each of the other Loan Parties and their Subsidiaries, individually and collectively, after giving effect to this Amendment;

(j) Principal Payment. The Administrative Agent shall have received from the Borrower a principal payment of $3,500,000 in immediately available funds for the account of all of the Lenders and for application to the Obligations to reduce the outstanding principal amount of the Term Loans;

(k) Material Adverse Effect. The Administrative Agent shall be satisfied that, since March 31, 2020, no event, development, change, circumstance, condition or effect has occurred that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(l) No New Information. The Administrative Agent shall not have discovered or otherwise become aware of any information, circumstance, development or other matter not previously disclosed to the Administrative Agent that the Administrative Agent believes to be inconsistent in a material and adverse manner with its understanding, based on the information provided to the Administrative Agent prior to the Effective Date, of (i) the business, assets, liabilities, operations, condition (financial or otherwise), prospects, operating results or the Projections of the Borrower and its Subsidiaries taken as a whole or (ii) the transactions contemplated by the Loan Agreement (as expressly modified hereby);

(m) Payment of Fees and Expenses. The Agents shall have received payment of all costs, fees and expenses (together with the fees and disbursements of counsel to the Agents) due and owing to the Agents as of the date hereof in accordance with Section 11.05 the Loan Agreement;

(n) Banking Moratorium. No banking moratorium has been declared by either federal or state authorities;

(o) No Injunctions. No injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the transactions contemplated by this Amendment shall have been issued and remain in force by any Governmental Authority against the Loan Parties, any Agent or any Lender;

(p) No Adverse Actions. There shall be no order or injunction or pending litigation in which there is a reasonable possibility of a decision that could reasonably be expected to have a Material Adverse Effect on the Loan Parties, or on the Loan Parties and their Subsidiaries taken as a whole. There shall be no pending litigation seeking to prohibit, enjoin or prevent any of the transactions contemplated by this Amendment; and

(q) Other Documents. The Agents shall have received such other documents, instruments, certificates and agreements as the Agents may reasonably request, each of which shall be in form and substance satisfactory to the Agents.

SECTION 5 Reaffirmations.

(a) The Borrower hereby (i) agrees that, except as expressly provided herein, this Amendment shall not limit or diminish the obligations of the Borrower under the Loan Agreement or any other Loan Document, (ii) reaffirms its obligations under the Loan Agreement (as expressly modified hereby) and each of the Loan Documents (including, without limitation, the Security Agreement) to which it is a party, (iii) agrees that the Loan Agreement (as expressly modified hereby) and each such Loan Document (including, without limitation, the Security Agreement) remains in full force and effect and is hereby ratified and confirmed, and (iv) acknowledges and agrees that as of the date hereof it has no defense, offset, counterclaim, cross-claim, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Borrower’s liability to repay the Obligations or to seek affirmative relief or damages of any kind or nature from any Secured Party.

(b) Each Guarantor (i) reaffirms its obligations under the Security Agreement and each of the other Loan Documents to which it is a party, (ii) acknowledges and agrees that the Security Agreement and each of the other Loan Documents to which it is a party is, and shall continue to be, in full force and effect, (iii) acknowledges and agrees that all sums previously and now or hereafter advanced for, or on behalf, of the Borrower under the Loan Agreement shall constitute part of the Obligations guaranteed by the Guarantors in the Security Agreement, and (iv) acknowledges and agrees that as of the date hereof it has no defense, offset, counterclaim, cross-claim, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Obligations guaranteed by the Guarantors in the Security Agreement or to seek affirmative relief or damages of any kind or nature from any Secured Party.

SECTION 6 Loan Document; Successors and Assigns. This Amendment is a Loan Document for all purposes of the Loan Agreement and the other Loan Documents. This Amendment is binding upon the Borrower, the Guarantors, any other Loan Parties, the Lenders, the Agents and each of their respective successors and permitted assigns and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and any other indemnified parties hereunder and their respective successors, permitted assigns and representatives.

SECTION 7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The Agents and the Lenders expressly reserve any and all rights, remedies, powers and privileges under the Loan Agreement, the Security Agreement, the other Loan Documents and Applicable Laws at any time with respect to any Default or Event of Default that has occurred and is continuing or may hereafter occur and be continuing. A Secured Party’s failure to insist at any time upon strict compliance with this Amendment or any other Loan Document or any continued course of such conduct on its part will not constitute or be considered a waiver by such Secured Party of any of its rights or privileges. A waiver or consent, express or implied, of or to any breach or default by any party in the performance by that party of its obligations with respect to this Amendment is not a waiver of consent of or to any other breach or default in the performance by that party of the same or any other obligations of that party.

SECTION 8 Fees and Expenses. The Loan Parties agree and acknowledge that all fees and expenses incurred by the Agents in connection with this Amendment, including without limitation the costs, fees and disbursements of counsel to the Agents, for which the Borrower and the Guarantors are liable in accordance with and pursuant to Section 11.05 of the Loan Agreement shall be paid by the Borrower and the Guarantors to the Administrative Agent in accordance with said Section 11.05.

SECTION 9 Release. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, each of the Borrower and the Guarantors, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, as applicable (collectively, the “Releasors”), jointly and severally with each other Loan Party, releases, remises, acquits and forever discharges each Agent and each Lender and each of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, the “Released Parties”) of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this Amendment, arising out of or relating to this Amendment or any other Loan Document which the Releasors ever had or now have against any of the Released Parties, including any presently existing claim whether or not presently suspected, contemplated or anticipated. To the fullest extent permitted under Applicable Laws, the foregoing release applies to all Releasor claims, whether based in contract, tort or any other theory, and such release shall extend to each Released Party notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the Restatement (Second) of Torts, of one or more of the Released Parties or by reason of strict liability imposed without fault on any one or more of the Released Parties. Furthermore, each of the Borrower and the Guarantors hereby covenants and agrees not to bring, commence, prosecute, maintain, or cause or permit to be brought, commenced, prosecuted or maintained, any suit or action, either in law or equity, in any court or before any other administrative or judicial authority, regarding any claim or cause of action such Person may have against any Agent or any Lender arising on or prior to the date hereof out of, in connection with or in any way relating to any of the Loan Documents or otherwise.

SECTION 10 Miscellaneous; Incorporation by Reference. The terms and provisions of Sections 11.01(c), 11.02, 11.03, 11.04, 11.05, 11.06, 11.10, 11.11, 11.12, 11.13, 11.14, 11.16, 11.21 and 11.22 of the Loan Agreement are hereby incorporated herein by reference and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

(a) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not affect the meaning or construction of any of the provisions hereof or thereof. The interpretive provisions of Section 1.02 of the Loan Agreement are incorporated herein by this reference, mutatis mutandis, and shall apply to this Amendment as if fully set forth herein.

(b) This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Loan Agreement with respect to Loan Documents generally, as set forth in 11.01 thereof, which is incorporated herein by reference, mutatis mutandis, and shall apply to this Amendment as if fully set forth herein.

SECTION 11 Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL.

(a) This Amendment and the validity, interpretation, construction, and performance hereof shall be governed by and construed and enforced in accordance with, and any claim by any party hereto against any other party hereto (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be determined in accordance with, the internal laws of the State of New York for contracts made and to be performed wholly within the State of New York, without regard to principles of conflicts of laws requiring application of the law of any other jurisdiction.

(b) Article XII of the Loan Agreement is hereby incorporated herein by reference and applies to this Amendment mutatis mutandis as if fully stated herein.

(c) EACH OF THE BORROWER AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AMENDMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS EXECUTING AND DELIVERING THIS AMENDMENT AND GRANTING ANY FINANCIAL ACCOMMODATIONS TO THE LOAN PARTIES.

SECTION 12 References. From and after the Effective Date and the satisfaction of the conditions precedent listed in Section 4 of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Loan Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[signatures begin on next page]

IN WITNESS WHEREOF, each of the parties has duly executed this Amendment as of the day and year first above written.

BORROWER:

CINEDIGM DC HOLDINGS, LLC

By	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Secretary

GUARANTORS:

ACCESS DIGITAL MEDIA, INC.

By	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

ACCESS DIGITAL CINEMA PHASE 2, CORP.

By	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

CHRISTIE/AIX, INC.

By	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

CINEDIGM DIGITAL FUNDING I, LLC

By	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

[Signature Page to Amendment No. 3 to Term Loan Agreement]

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:

PROSPECT CAPITAL CORPORATION

By	/s/ M. Grier Eliasek
Name:	M. Grier Eliasek
Title:	President and Chief Operating Officer

LENDER:

PROSPECT CAPITAL FUNDING LLC

By	/s/ M. Grier Eliasek
Name:	M. Grier Eliasek
Title:	Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement]

Acknowledgement of the Parent:

By signing below, CINEDIGM CORP., a Delaware corporation, (i) reaffirms its obligations under the Limited Recourse Guaranty and the Limited Recourse Pledge Agreement, (ii) acknowledges and agrees that each of the Limited Recourse Guaranty and the Limited Recourse Pledge Agreement is, and shall continue to be, in full force and effect, (iii) acknowledges and agrees that all sums previously and now or hereafter advanced for, or on behalf, of the Borrower under the Loan Agreement shall constitute part of the Guaranteed Obligations (as defined in the Limited Recourse Guaranty), and (iv) acknowledges and agrees that as of the date hereof it has no defense, offset, counterclaim, cross-claim, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Guaranteed Obligations (as defined in the Limited Recourse Guaranty) or to seek affirmative relief or damages of any kind or nature from any Secured Party.

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CINEDIGM CORP.

By	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President, Chief Operating Officer, General Counsel and Secretary

[Signature Page to Acknowledgement of Amendment No. 3 to Term Loan Agreement]